UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2008

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2008, Liquidity Services, Inc. (the “Company”), was awarded the Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001) (the “New Surplus Contract”) by the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense (the “DoD”).  A copy of the New Surplus Contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A press release, issued on August 4, 2008, announcing the award of the New Surplus Contract by the DRMS to LSI is attached hereto as Exhibit 99.1.

The New Surplus Contract requires that LSI acquire all usable surplus property offered to it by the DRMS under the New Surplus Contract at a fixed percentage of approximately 3.26% of the DRMS’ original acquisition value.  LSI will retain 100% of the profit from the resale of the property and bear all of its costs for the merchandising and sale of the property. The DRMS has broad discretion to determine what property will be made available for sale to LSI under the New Surplus Contract and may retrieve or restrict property previously sold to LSI under the New Surplus Contract for national security reasons or if the property is otherwise needed to support the mission of the DoD. The New Surplus Contract has a 36 month term (with two 12 month renewal options exercisable by the DRMS) and contains a provision allowing either the Company or the DRMS to terminate the contract for convenience. The New Surplus Contract is effective as of July 31, 2008; LSI expects to commence operations under the New Surplus Contract during the first half of its fiscal year 2009.

LSI and the DRMS are also parties to a contract under which LSI has the exclusive right to manage and sell substantially all DoD scrap property (the “Scrap Contract”).  As described in LSI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, LSI depends on its contracts with the DRMS for a significant portion of its revenue.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

10.1	The Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001) between Liquidity Services, Inc. and the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense.

99.1	Press release, dated August 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: August 6, 2008	By:	/s/	James E. Williams
	Name:		James E. Williams
	Title:		Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

The Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001) between Liquidity Services, Inc. and the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense.

99.1	Press release, dated August 4, 2008.